                                                                     Exhibit 10K


                               AMENDMENT NO. 1 TO
                           RECEIVABLES SALE AGREEMENT

            This Amendment No. 1 to Receivables Sale Agreement (this "Amendment") is entered into as of February 6, 2002, between Avnet, Inc., a New York corporation ("Originator"), and Avnet Receivables Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

            Originator and Buyer entered into that certain Receivables Sale Agreement, dated as of June 28, 2001 (the "Sale Agreement").

            Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Financial Institutions listed as a party thereto, the Companies listed as a party thereto and Bank One, NA (Main Office Chicago), as agent, are entering into the Amended and Restated Receivables Purchase Agreement (the "Amended and Restated RPA"), dated as of February 6, 2002.

            Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, to, among other things, conform the Sale Agreement with the amendments contemplated by the Amended and Restated RPA, as more particularly described herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement (as amended hereby).


            Section 2. Amendment to Preliminary Statements. Subject to the terms and conditions set forth herein, the third paragraph of the Preliminary Statements in the Sale Agreement is hereby deleted in its entirety and replaced with the following:

            Following the purchase of Receivables from Originator, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of February 6, 2002 (as the same may from


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT
      time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement") among Buyer, Originator, as Servicer, the commercial paper conduits from time to time party thereto as "Companies" (the "Companies"), the financial institutions from time to time party thereto as "Financial Institutions" and Bank One, NA (Main Office Chicago) or any successor agent appointed pursuant to the terms of the Purchase Agreement, as agent for such Companies and such Financial Institutions (in such capacity, the "Agent").

            Section 3. Amendment to Article I. Subject to the terms and conditions set forth herein, Section 1.1(b) of the Sale Agreement is hereby amended by deleting the last sentence of such section in its entirety and replacing such sentence with the following:

                  Upon the request of Buyer or the Agent (as Buyer's assignee), Originator will authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and execute and file such other instruments, documents or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

            Section 4. Amendments to Article II.

                  (a) Subject to the terms and conditions set forth herein,
Section 2.1(k) of the Sale Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

                        (k) Places of Business, Jurisdiction of Organization and Locations of Records. The principal places of business, jurisdiction of organization and chief executive office of Originator and the offices where it keeps all of its Records are located at the address(es) listed on
      Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) and/or Section 7.3(a) has been taken and completed. Originator's organizational number assigned to it by its jurisdiction of organization and Originator's Federal Employer Identification Number are correctly set forth on Exhibit II. Originator has not changed the location of its principal place of business and chief executive office or its corporate structure within the four months prior to June 28, 2001. Originator has not changed its jurisdiction of organization. Originator is a New York corpora-


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT
      tion and is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in the State of New York).

                  (b) Subject to the terms and conditions set forth herein,
Section 2.1(l) of the Sale Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

                        (l) Collections. The conditions and requirements set forth in Section 4.1(j) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III. Originator has not granted any Person, other than Buyer (and its assigns) dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. Originator has taken all steps necessary to ensure that the Agent has "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all of its Collection Accounts and Lock-Boxes.

            Section 5. Amendments to Article IV.

                  (a) Subject to the terms and conditions set forth herein,
Section 4.1(a)(vi) of the Sale Agreement is hereby amended by replacing the phrase "Buyer, the Agent or Company" in such section with the phrase "Buyer or the Agent".

                  (b) Subject to the terms and conditions set forth herein,
Section 4.1(b)(v) of the Sale Agreement is hereby amended by replacing the phrase "Standard and Poor's Ratings Group" in such section with the phrase "Standard and Poor's Ratings Services".

                  (c) Subject to the terms and conditions set forth herein,
Section 4.1(i) of the Sale Agreement is hereby amended:


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

                        (i) by inserting the phrase "or establish 'control' (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions)" immediately following the phrase "take dominion and control" in such section; and

                        (ii) by adding the sentence "With respect to any Lock-Box or Collection Account, Originator shall take all steps necessary to ensure that the Agent has 'control' (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over such Lock-Box or Collection Account." to the end of such section.

                  (d) Subject to the terms and conditions set forth herein, the following Section 4.1(l) is added to the Sale Agreement:

            (l) Segregation of Other Servicer Collected Funds. Upon the request of the Agent or Scotia and subject to Originator's ability to do so, Originator shall, within six days of the date any Other Servicer Collected Funds are deposited, credited or funded to any Collection Account, (i) specifically identify all such Other Servicer Collected Funds and (ii) cause all Other Servicer Collected Funds to be transferred from the applicable Collection Account.

                  (e) Subject to the terms and conditions set forth herein, the following Section 4.1(m) is added to the Sale Agreement:

            (m) Elimination of Other Servicer Collected Funds. Within 60 days of the date hereof, Originator shall eliminate all Other Servicer Collected Funds from, and prevent all Other Servicer Collected Funds from being deposited, credited or otherwise funded to, any and all Collection Accounts.

                  (f) Subject to the terms and conditions set forth herein,
Section 4.2(a) of the Sale Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

                        (a) Name Change, Jurisdiction of Organization, Corporate Structure, Offices and Records. Originator will not change its name, identity, jurisdiction of organization or corporate structure (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief executive office, principal place of business or any office where Records are kept unless it shall have: (i) given Buyer (or its assigns) at least forty-five (45) days' prior written notice thereof and (ii) delivered to Buyer (or its assigns) all financing statements, instruments and other documents requested by Buyer (or its assigns) in connection with such change or relocation.


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

            Section 6. Amendments to Article VI. Subject to the terms and conditions set forth herein, Section 6.1 of the Sale Agreement is hereby amended:

                  (a) by adding the phrase ", or the use of the proceeds of any purchase hereunder," immediately after the phrase "arising out of or as a result of this Agreement";

                  (b) by adding the phrase "funding or ownership," immediately after the phrase "or the acquisition,"; and

                  (c) by adding the phrase "or any Receivable or any Contract or any Related Security," immediately after the phrase "by Buyer of an interest in the Receivables,".

            Section 7. Amendments to Article VII.

                  (a) Subject to the terms and conditions set forth herein,
Section 7.3(a) of the Sale Agreement is hereby amended by adding the sentence "Without limiting the foregoing, Originator will, upon the request of Buyer (or its assigns), file such financing or continuation statements, or amendments thereto or assignments thereof, and execute and file such other instruments and documents, that may be necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or evidence the interest of Buyer hereunder and the Purchaser Interests" immediately after the first sentence of such section.

                  (b) Subject to the terms and conditions set forth herein,
Section 7.3(b) of the Sale Agreement is hereby amended:

                        (i) by replacing the phrase "to execute on behalf of Originator as debtor and to file financing statements" in such section with the phrase "to authorize on behalf of Originator as debtor and to file financing or continuation statements (and amendments thereto and assignments thereof)"; and

                        (ii) by adding the sentence "The authorization by Originator set forth in the second sentence of this Section 7.3(b) is intended to meet all requirements for authorization by a debtor under
      Article 9 of any applicable enactment of


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT
      the UCC, including, without limitation, Section 9-509 thereof." at the end of such section.

                  (c) Subject to the terms and conditions set forth herein,
Section 7.4(a) of the Sale Agreement is hereby amended by replacing the phrase "and Company" in such section with the phrase "and each Purchaser".

                  (d) Subject to the terms and conditions set forth herein,
Section 7.4(b) of the Sale Agreement is hereby amended:

                        (i) by replacing the phrase "or Company" in such section with the phrase "or Companies";

                        (ii) by replacing the phrase "by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Company" in such section with the phrase "by the Agent or any Purchaser to any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Company"; and

                        (iii) by adding the phrase "or Scotia" immediately after the phrase "financial assets for which Bank One".

                  (e) Subject to the terms and conditions set forth herein,
Section 7.4(c) of the Sale Agreement is hereby amended by replacing the phrase "liquidity enhancement to Company" in such section with the phrase "liquidity enhancement to any Company".

                  (f) Subject to the terms and conditions set forth herein,
Section 7.5(a) of the Sale Agreement is hereby amended:

                        (i) by replacing each occurrence of the phrase "Company" in such section with the phrase "any Company"; and

                        (ii) by replacing the occurrence of the phrase "Financial Institution" with the phrase "Funding Source".

                  (g) Subject to the terms and conditions set forth herein,
Section 7.6 of the Sale Agreement is hereby amended by replacing each occurrence of the phrase "Company" in such section with the phrase "any Company".


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

            Section 8. Amendments to Exhibit I.

                  (a) Subject to the terms and conditions set forth herein,
Exhibit I to the Sale Agreement is hereby amended by deleting the definition of "Receivable" in its entirety and replacing such definition with the following:

            "Receivable" means all indebtedness and other obligations owed to Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) or in which Originator or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or lease of goods or the rendering of services by Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; provided, that 'Receivable' shall not include any Excluded Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation.

                  (b) Subject to the terms and conditions set forth herein,
Exhibit I to the Sale Agreement is hereby amended by replacing the phrase "letters of credit, insurance" in clause (iii) of the defined term "Related Security" with the phrase "letters of credit, insurance, 'supporting obligations' (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions)".

                  (c) Subject to the terms and conditions set forth herein,
Exhibit I to the Sale Agreement is hereby amended by adding the following definition in proper alphabetical order:

            "RSA Amendment" means that certain Amendment No. 1 to Receivables Sale Agreement, dated as of February 6, 2002, between Originator and Buyer.


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

                  (d) Subject to the terms and conditions set forth herein,
Exhibit I to the Sale Agreement is hereby amended by replacing the phrase "this Agreement, each Collection Account Agreement" in the defined term "Transaction Documents" with the phrase "this Agreement, the RSA Amendment, each Collection Account Agreement".

                  (e) Subject to the terms and conditions set forth herein,
Exhibit I to the Sale Agreement is hereby amended by deleting the first occurrence of the sentence "All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9." from the last paragraph of such Exhibit I.

            Section 9. Amendment to Exhibit II. Subject to the terms and conditions set forth herein, Exhibit II to the Sale Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with the Annex I attached hereto.

            Section 10. Amendment to Exhibit III. Subject to the terms and conditions set forth herein, Exhibit III to the Sale Agreement is hereby amended by replacing the phrase "P.O. Box 847722 Dallas, Texas 75284-7222" in its entirety under the heading "Lock-Box" in the row numbered 1. with the phrase "P.O. Box 847722 Dallas, Texas 75202-7722".

            Section 11. Amendment to Exhibit IV. Subject to the terms and conditions set forth herein, Exhibit IV to the Sale Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with the Annex II attached hereto.

            Section 12. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of February 6, 2002, upon the satisfaction of the conditions precedent that:

                  (a) Amendment. The Buyer and the Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

                  (b) Amended and Restated RPA. All conditions precedent contained in Section 6.1 of the Amended and Restated RPA shall have been satisfied and the Amended and Restated RPA shall be in full force and effect.

                  (c) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

                  (d) No Termination Event or Potential Termination Event. As of the date hereof, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Buyer and Originator shall be deemed to have represented and warranted such).

            Section 13. Miscellaneous.

                  (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the Sale Agreement, to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

                  (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees and Expenses. Originator agrees to pay all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to Buyer and its assigns).

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  (g) Confirmation of Sale and Grant of Security Interest. Originator hereby confirms (i) the sale of Receivables, Related Security and Collections pursuant to Section 1.1 of the Sale Agreement and (ii) the grants of security interest pursuant to Section 1.6 of the Sale Agreement to Buyer in all of Originator's right, title and interest in, to and under all Receivables, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, all other rights and payments relating to the Receivables and all proceeds of the foregoing (each capitalized term used in this sentence shall have the respective meanings set forth for such term in, or incorporated by reference into, the Sale Agreement, as amended hereby).


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                     AVNET, INC.



                                     By:    /s/ Raymond Sadowski
                                            ------------------------------------
                                     Name:  Raymond Sadowski
                                     Title: Senior Vice President and
                                            Chief Financial Officer

                                     AVNET RECEIVABLES CORPORATION

                                     By:    /s/ David R. Birk
                                            ------------------------------------
                                     Name:  David R. Birk
                                     Title: Vice President and Secretary


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

CONSENTED TO BY:

BANK ONE, NA (MAIN OFFICE CHICAGO),
as a Financial Institution and as Agent


By:    /s/ Elizabeth R. Cohen
       --------------------------
Name:  Elizabeth R. Cohen
Title: Authorized Signatory



PREFERRED RECEIVABLES FUNDING CORPORATION, as a Company

By:    /s/ Elizabeth R. Cohen
       --------------------------
Name:  Elizabeth R. Cohen
Title: Authorized Signatory


THE BANK OF NOVA SCOTIA,
as a Financial Institution


By:    /s/ Michael Eden
       --------------------------
Name:  Michael Eden
Title: Director


LIBERTY STREET FUNDING CORP.,
as a Company


By:    /s/ Andrew L. Stidd
       --------------------------
Name:  Andrew L. Stidd
Title: President


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

                                                                         ANNEX I

                                   EXHIBIT II

 Places of Business; Jurisdictions of Organization and Chief Executive Offices;
                 Locations of Records; Organizational Number(s);
             Federal Employer Identification Numbers(s); Other Names

Principal Place of Business:     Avnet, Inc.
                                 2211 South 47th Street
                                 Phoenix, Arizona  85034

Jurisdictions of Organization:   New York

Chief Executive Offices:         2211 South 47th Street
                                 Phoenix, Arizona  85034

Location(s) of Records:          2211 South 47th Street
                                 Phoenix, Arizona  85034

                                 3011 South 52nd Street
                                 Tempe, Arizona  85282

Organizational Number:           None

Federal Employer
Identification Number:           11-1890605

Other Names:                     Not applicable


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT

                                                                        ANNEX II

                                   EXHIBIT IV

                         Form of Compliance Certificate

            This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of June 28, 2001, between Avnet, Inc. ("Originator") and Avnet Receivables Corporation (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

            THE UNDERSIGNED HEREBY CERTIFIES THAT:

            1. I am the duly elected ______________ of Originator.

            2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Originator and its Subsidiaries during the accounting period covered by the attached financial statements.

            3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or a Potential Termination Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

            4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Originator has taken, is taking, or proposes to take with respect to each such condition or event:

            5. As of the date hereof, the jurisdiction of organization of Originator is New York, Originator is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in New York), and Originator has not changed its jurisdiction of organization since June 28, 2001.

            The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this
Certificate in support hereof, are made and delivered this     day of        ,
20__.



__________________________
Name


                                                              AMENDMENT NO. 1 TO
                                                      RECEIVABLES SALE AGREEMENT